                        SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

                  Date of Report (Date of earliest event reported)
                               October 20, 1999


                               YOUBET.COM, INC.
                 (Exact Name of Registrant as specified in Charter)

          Delaware                   33-13789LA                 95-4627253
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(State or other jurisdiction  (Commission File Number)   (IRS Employer
       of incorporation)                                  Identification Number)

          1950 Sawtelle Boulevard, Suite 180, Los Angeles, California 90025
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              (Address of principal executive offices)  (Zip Code)

                                    (310) 444-3300
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              (Registrant's telephone number, including area code)


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           (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

A. A copy of a press release issued by Youbet.com, Inc. on October 14, 1999 is attached hereto as EXHIBIT 99.1 and incorporated herein by reference.

ITEM 7.  EXHIBITS


    Exhibit Number         Description of Document
    --------------         -----------------------
        99.1               Press release dated October 14, 1999



                                       2


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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 1999                      YOUBET.COM, INC.,
                                            (Registrant)

                                            By:  /s/  Phillip C. Hermann
                                                 ------------------------------
                                                 Phillip C. Hermann
                                                 Chief Financial Officer